THE ADVISORS' INNER CIRCLE FUND III

                      NOMURA HIGH YIELD FUND (THE "FUND")

                        Supplement Dated April 20, 2015
   to the Class I Shares Prospectus (the "Prospectus") dated January 28, 2015

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

THE FUND IS AVAILABLE FOR PURCHASE THROUGH INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS"). ACCORDINGLY, THE PROSPECTUS IS AMENDED AND SUPPLEMENTED AS FOLLOWS:

     1. In the "Purchase and Sale of Fund Shares" summary section, the first paragraph is hereby deleted and replaced with the following:

To purchase shares of the Fund for the first time, including an initial purchase through an individual retirement account ("IRA"), you must invest at least $250,000. If you received your shares as a result of the Reorganization, you will not be subject to the $250,000 minimum initial investment. Subsequent investments must be at least $1,000. The Fund may accept investments of smaller amounts in its sole discretion.

     2. In the "Purchasing and Selling Fund Shares" section, the "Minimum Purchases" sub-section is hereby deleted and replaced with the following:

MINIMUM PURCHASES

You can open an account with a minimum initial investment of $250,000, including an initial purchase through an IRA. If you received your shares as a result of the Reorganization, you will not be subject to the $250,000 minimum initial investment. Subsequent investments must be at least $1,000. The Fund may accept investments of smaller amounts in its sole discretion.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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